UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 31, 2017
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Amendment and Restatement of 2015 Stock Incentive Plan

As described in Item 5.07 below, on May 31, 2017 at the 2017 Annual Meeting of Stockholders (the “Meeting”) of Cellectar Biosciences, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement to the 2015 Stock Incentive Plan (the “Plan”) in order to, among other items, increase the number of shares reserved for issuance under the plan by 1,200,000 shares.

A summary of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2017. That summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As described in Item 5.07 below, at the Meeting, the Company’s stockholders approved an amendment (the “Certificate of Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized shares and shares of common stock by 40,000,000 shares. The Certificate of Amendment became effective upon its filing with the Delaware Secretary of State on June 1, 2017. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 31, 2017, we convened our annual meeting of stockholders at our offices in Madison, Wisconsin. A total of 13,462,170 shares of our common stock outstanding as of April 7, 2017, the record date for the Meeting, were eligible to receive notice of and vote at the Meeting. A quorum of stockholders holding 9,698,214 shares were present, voting in person or by proxy.

Five proposals were presented for stockholder approval:

Proposal No.1 – Election of Directors

Our incumbent Class III directors, Dr. Stefan Loren and Douglas Swirsky, were nominated for a three-year term. The voting was as follows:

Nominee	For	Withheld	Broker Non-Votes
Dr. Stefan Loren	2,990,746	424,113	6,283,355
Douglas Swirsky	2,944,477	470,382	6,283,355

Dr. Stefan Loren and Douglas Swirsky were elected to a three-year term.

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Proposal No. 2 – Approval of an Increase in the 2015 Stock Incentive Plan Shares of 1,200,000

We requested approval of an increase in the number of shares of common stock available for issuance under our Plan of 1,200,000. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
2,067,729	1,288,344	58,786	6,283,355

The stockholders approved the increase.

Proposal No. 3 – Advisory Vote on Executive Compensation

We provided our stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
2,161,703	1,151,173	101,983	6,283,355

The stockholders approved, on an advisory basis, the compensation of our named executive officers.

Proposal No. 4 – Ratification of Appointment of our Independent Registered Public Accounting Firm

We requested ratification of the appointment by the Audit Committee of our Board of Directors of Baker Tilly Virchow Krause, LLP to be our independent registered public accounting firm. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
9,191,302	453,818	53,094	0

The stockholders ratified the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for 2017.

Proposal No. 5 – Approval of the Amendment to our Certificate of Incorporation

Our Certificate of Incorporation authorizes the issuance of up to 40,000,000 shares of common stock. This proposal was to increase that amount by 40,000,000, to 80,000,000 shares of common stock. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
7,033,948	2,476,186	88,893	99,187

The stockholders approved the Certificate of Amendment to increase the authorized number of shares of common stock to 80,000,000.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

3.2	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Cellectar Biosciences, Inc.

10.1	Amended and Restated 2015 Stock Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2017	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

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